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                                                                    Exhibit 10.8


         THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE CORPORATION RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE CORPORATION THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                           Premier Classic Art., Inc.
                            (a Delaware corporation)

                        12% Convertible Promissory Note

              Due the Earlier of Four Months from the Date Hereof
                   or Upon Completion of an Equity Financing

                            Total Note: U.S. $25,000

         Premier Classic Art, Inc., a Delaware corporation (the "Corporation"), for value received, promises to pay (subject to the conversion provisions set forth herein) to the order of _______________________ (the "Holder"), the earlier of four (4) months from the date hereof or upon completion of an equity financing (the "Due Date"), upon presentation of this convertible note (the "Note"), Twenty Five Thousand ($25,000) Dollars (the "Principal Amount"). The
Note is convertible into shares of common stock of the Corporation (the "Common Stock") as provided below in Section 2.

         The Corporation covenants, promises and agrees as follows:

         1. Interest. Interest at the rate of twelve (12%) percent per annum shall be paid monthly in arrears from the date hereof until the Corporation's obligation with respect to the payment of such principal sum shall be discharged as herein provided. In the event that for any reason whatsoever any interest or other consideration payable with respect to this Note shall be deemed to be usurious by a court of competent jurisdiction under the laws of the State of New York or the laws of any other state governing the repayment hereof, then so much of such interest or other consideration as shall be deemed to be usurious shall be held by the Holder as security for the repayment of the principal amount hereof and shall otherwise be waived. The Corporation, at its option, may pay the interest in cash or in additional Units or fractions thereof, of the Corporations securities. The term "Units" is defined in the Subscription Agreement of even date herewith signed by the Holder.


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         2. Conversion.


         2.1. Option to Convert. The Holder shall have the right, at his option, to convert, in whole or in part, subject to the terms and provisions hereof, the then outstanding balance of the Principal Amount of the Note into shares of Common Stock, the number of shares to be determined by dividing the outstanding balance of the Principal Amount of the Note to be converted by $.25 (the "Conversion Price"), subject to adjustment as provided below in Section 6.

         2.2. Exercise of Conversion Right. The conversion right shall be exercised, if at all, by surrender of the Note to the Corporation at the address set forth below in Section 10, together with written notice of election executed by the Holder, which may be in the form which is included with this Note (hereinafter referred to as the "Conversion Notice") to convert such Note or a specified portion thereof into shares of Common Stock.

         2.3. Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu thereof, the Corporation shall round up to the nearest whole share. In the case of a dispute as to the calculation of the Conversion Price, the Corporation's calculation shall be deemed conclusive absent manifest error. In order to convert this Note into full shares of Common Stock, the Holder shall surrender this Note, duly endorsed, to the Corporation, together with the Conversion Notice that it elects to convert the same, the amount of principal to be so converted, and a calculation of the Conversion Price (with an advance copy of the Note and the Conversion Notice forwarded to the Corporation by facsimile); provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Note is delivered to the Corporation as provided above, or the Holder notifies the Corporation that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such Note.

         The date of conversion (the "Date of Conversion") shall be the date on which the Conversion Notice is received by the Corporation and the person or persons entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares on such date.

         2.4. Reservation of Shares. The Corporation shall at all times reserve and keep available, free from preemptive rights, unissued or treasury shares, shares of Common Stock sufficient to effect the conversion of this Note; and, if at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding principal of this Note, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


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         3. Prepayment. The Corporation shall have the right, at any time. In the event the Corporation notifies the Holder of its intention to prepay the
Note in full, the Holder shall have the option with ten (10) days' notice thereof to convert the Note in whole or in part into a number of shares of Common Stock, the number of shares to be determined by dividing the dollar amount to be converted by the Conversion Price, subject to adjustment as provided in Section 6 below, with the balance, if any, to be paid in cash by the Corporation in the event the Holder elects to convert less than the principal Amount of the Note.

         4. Collateral. The Corporation's obligations hereunder are secured by the assets and receivables of the Corporation, subject to the security interest and any other liens granted to Giltner B. Stevens in connection with his loan to the Company of September 3, 1999 and the Extension Agreement of August 16, 2000.

         5. Default.

         5.1. Payment of this Note shall, at the election of the Holder, be accelerated immediately upon the occurrence of any of the following events (a) "Default Event"):

         (a) The non-payment by the Corporation when due of principal and interest as provided in this Note.

         (b) If the Corporation (i) applies for or consents in writing to the appointment of, or if there shall be a taking of possession by, a receiver, trustee or liquidator for the Corporation of all or substantially all of its property; (ii) admits in writing its inability to pay its debts as they become due; (iii) makes a general assignment for the benefit of creditors; (iv) files any petition for relief under the Bankruptcy Code or any similar federal or state statute; or (v) has assessed or imposed against it, or if there shall exist, any general or specific lien for any federal, state or local taxes against any of its property or assets other than liens for taxes not yet due or being contested in good faith.

         (c) Any failure by the Corporation to issue and deliver shares of Common Stock as provided herein upon conversion of this Note and or the Class A Warrants comprising the Units, in whole or in part.

         Notwithstanding the foregoing, the Corporation shall have ten (10) days from the receipt of a written Notice of Default to cure said Default Event, and no acceleration of payment hereunder shall be deemed to have occurred until the twentieth day after the Corporation's receipt of a written Notice of Default from the Holder of this Note. Upon such cure, the terms of this Note shall continue in effect.


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         5.2. Each right, power or remedy of the Holder hereof upon the occurrence of any Default Event as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise by the Holder of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder hereof of any or all such other rights, powers or remedies.

         6. Anti-Dilution Adjustments. The Conversion Price shall be subject to adjustment as follows:

         (a) If at any time, during the term of the Note, the Corporation receives equity financing at a price per share less than the Conversion Price, said Conversion Price shall be reduced to the price per share received in said equity financing.

         (b) In case the Corporation shall at any time subdivide or combine the outstanding shares of common stock, declare a stock dividend, spinoff, stock split, reverse stock split or other similar transaction or reclassify its common stock, the Conversion Price in effect immediately prior to such transaction shall be proportionately adjusted to reflect the effect of such transaction. Any such adjustment shall be effective at the close of business on the date such transaction shall become effective.

         (c) In case of a consolidation or merger of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the continuing corporation and which does not result in a reclassification of outstanding shares of common stock of the class issuable upon the conversion of this Note and pursuant to which the security holders of the Corporation are not entitled to receive securities of another issuer), or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation, as the case may be, shall execute an instrument providing that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, consolidation, merger, sale, or conveyance by the Holder of the number of shares of Common Stock of the Corporation into which this Note might have been converted immediately prior to such reclassification, consolidation, merger, sale, or conveyance. Such interest shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The foregoing provisions of this Note shall similarly apply to successive reclassification of shares of Common Stock and to successive consolidations, mergers, sales, or conveyances.


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         7. Failure to Act and Waiver. No failure or delay by the Holder hereof to insist upon the strict performance of any term of this Note or to exercise any right, power or remedy consequent upon a Default Event hereunder shall constitute a waiver of any such term or of any such breach, or preclude the Holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Note, or to declare a Default Event for failure to effect such payment of any such other amount.

         The failure of the Holder of this Note to give notice of any failure or breach of the Corporation under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         8. Governing Law and Consent to Jurisdiction. The Corporation hereby agrees and consents that this Note shall be construed in accordance with the laws of the state of New York and that any action, suit or proceeding arising out of this Note shall be brought in any appropriate court in the State of New York, or the United States District Court for the Southern District of New York, and by the issuance and execution of this Note the Corporation irrevocably consents to the jurisdiction of each such court.

         9. Transfer/Negotiability. This Note shall be transferred on the books of the Corporation only by the registered Holder hereof or by its attorney duly authorized in writing or by delivery to the Corporation of a duly executed assignment. The foregoing notwithstanding, the Corporation shall not transfer this Note nor any of the shares of Common Stock issuable upon conversion hereunder except pursuant to registration under the Act or an available exemption from the registration requirements of the Act. Neither the Corporation nor its Transfer Agent shall be obligated to effect any such transfer unless it shall have received an opinion of counsel to the Holder, reasonably satisfactory to the Corporation and its Transfer Agent stating that such removal of the legend complies with the provisions of the Act. The Corporation shall be entitled to treat any holder of record of the Note as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of New York.


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         10. Notices. All notices and communications under this Note shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefor or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows:

if to the Corporation, to:

Premier Classic Art, Inc.
1158 Staffler Road
Bridgewater, NJ 08807

Attention: Charles F. Trapp, President

if to the Holder, to the address of such Holder as it appears in the subscription documents delivered by the Holder to the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Note to be duly executed as of the ____ day of __________, 2000.

                                             Premier Classic Art, Inc.


                                             By:
                                                --------------------------------
                                                Charles F. Trapp,
                                                President


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                               CONVERSION NOTICE

                           Premier Classic Art, Inc.

         The undersigned holder (the "Holder") of a 12%, $25,000 Principal Amount Convertible Promissory Note (the "Note"), hereby elects to convert U.S. $_________ of said Note into ________ shares of common stock of Premier Classic Art, Inc. in accordance with the terms of the Note. Holder hereby directs that any such shares be issued in the name of and delivered to the Holder or if so specified, to the person or entity named below.


Dated
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Name

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                                             Signature

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                                             Address

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